                                                                   EXHIBIT 10.45



     AWARD/CONTRACT                        RATING         PAGE OF PAGES
                                            DX-A2            1  /  15

1.   THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

2.   CONTRACT (Proc. Inst. Ident.) NO. DASG-60-99-C-0059

3.   EFFECTIVE DATE      27 May 1999

4.   REQUISITION/PURCHASE REQUEST/PROJECT NO. DR9A873800-01


5.   ISSUED BY            CODE    /W31RPD
     US ARMY SPACE AND MISSILE DEFENSE COMMAND
     SMDC-CM-AK, HOVATER
     PO BOX 1500
     HUNTSVILLE, AL 35807-3801

6.   ADMINISTERED BY (If other than Item 5)  CODE /S2206A
     DCMC BOSTON
     495 SUMMER STREET
     BOSTON, MA 02210-2138

7.   NAME AND ADDRESS OF CONTRACTOR (No. street, city, county,
                                           state and zip code)
     042837126
     IMPLANT SCIENCES CORPORATION
     107 AUDUBON ROAD, #5
     WAKEFIELD, MA 01880-0000

8.   DELIVERY
     [ ] FOB ORIGIN   [X] OTHER (See below)

9.   DISCOUNT FOR PROMPT PAYMENT

10.  SUBMIT INVOICES      1                                  /ITEM
     (4 copies unless otherwise specified)
     TO THE ADDRESS                                         Block 6
     SHOWN IN:

CODE   147032403   /FACILITY CODE

11.  SHIP TO/MARK FOR    /CODE
     SEE SCHEDULE

12.  PAYMENT WILL BE MADE BY      /CODE /SC1016
     DFAS-COLUMBUS CENTER
     DFAS-CO/BUNKER HILL
     P.O. BOX 182077
     COLUMBUS, OH 43218-2077

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN
     [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14.  ACCOUNTING AND APPROPRIATION DATA
     AA 9790400.2501 36-6011 P20080000000-2552 DR9A873800
     S01021 DR9A873800/9HHA05/H Basic Award

15A. ITEM NO.
15B. SUPPLIES/SERVICES
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT



         S E E      S C H E D U L E

15G. TOTAL AMOUNT OF CONTRACT    $750,000.00


                            16. TABLE OF CONTENTS

      --------------------------------------------------------------------
         (X)  SEC.           DESCRIPTION                       PAGES(S)

      --------------------------------------------------------------------
      --------------------------------------------------------------------
                           PART 1 - THE SCHEDULE

           X     A      SOLICITATION/CONTRACT FORM                 1-1
           X     B      SUPPLIES OR SERVICES AND PRICES/COSTS      2
                 C      DESCRIPTION/SPECS/WORK STATEMENT
                 D      PACKAGING AND MARKING
           X     E      INSPECTION AND ACCEPTANCE                  4
           X     F      DELIVERIES OR PERFORMANCE                  5
           X     G      CONTRACT ADMINISTRATION DATA               6
           X     H      SPECIAL CONTRACT REQUIREMENTS              9


                           PART II - CONTRACT CLAUSES
           X     I      CONTRACT CLAUSES                           11
                           PART III - LIST OF DOCUMENTS, EXHIBITS
                                      AND OTHER ATTACHMENTS
           X     J      LIST OF ATTACHMENTS                        15
                           PART IV - REPRESENTATIONS AND INSTRUCTIONS
                 K      REPRESENTATIONS, CERTIFICATIONS AND
                        OTHER STATEMENTS OF OFFERORS
                 L      INSTRS. CONDS. AND NOTICES TO OFFERORS
                 M      EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE


17 [X] CONTRACTOR'S NEGOTIATED AGREEMENT
Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject and governed by the following documents:
(a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as


(Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer or Solicitation Number

----------------------------------------------------------------------------
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
(b) this award/contract. No further contractual document is necessary.


19A. NAME AND TITLE OF SIGNER (Type or print)
     A.J. Armini             President
--------------------------------------------

19B. NAME OF CONTRACTOR

BY /s/ A.J. Armini
   -----------------------------------------
   (Signature of person authorized to sign)

19C. DATE SIGNED
     5-27-99
--------------------------------------------
20A. NAME AND TITLE OF CONTRACTING OFFICER
     JOE W. WARD, Contracting Officer
--------------------------------------------
20B. UNITED STATES OF AMERICA

BY /s/ Joe W. Ward
   -----------------------------------------
   (Signature of Contracting Officer)
20C. DATE SIGNED
     27 MAY 1999
--------------------------------------------









Name of Offeror or Contractor
Implant Sciences Corporation


SECTION B  Supplies or Services and Prices



ITEM NO.       SUPPLIES/SERVICES   QUANTITY       UNIT      UNIT PRICE     AMOUNT
0001                                              DPPH                     $750,000.00
               SBIR  Phase 2
               FFP-LOE - Work as set forth in Implant Sciences Corporation,
               Small Business Innovation Research Program proposal, dated
               5 January 1999, titled "Single-Mode Gallium Nitride Laser
               Diodes"  pages 24 through 38 incorporated herein and attached as set forth in Part III, Section J, hereof.
               PURCHASE REQUEST NUMBER DR9A873800-01



                                                                           -----------
                                                            NET AMT        $750,000.00

               ACRN AA Funded Amount                                       $ 95,000.00




ITEM NO.       SUPPLIES/SERVICES   QUANTITY       UNIT      UNIT PRICE     AMOUNT
0002                                                                            NSP
               Contract Data Requirements List (CDRL)
               FFP-LOE - Data to be delivered under this contract shall be that cited in CDRL DD Form 1423s, Exhibit A, consisting of Line Item
               Numbers A001 through A006. Format for preparation of reports shall be in accordance with the Data Item Descriptions (DD Form
               1664s), incorporated herein and attached as set forth in Part
               III, Section H, hereof.
               PURCHASE REQUEST NUMBER DR9A873800-01







CLAUSES INCORPORATED BY FULL TEXT


FIRM FIXED PRICE LEVEL OF EFFORT:
--------------------------------

     a. In the performance of CLIN 0001/0002 of this contract, the contractor shall provide the following level of effort within the time period as set forth in Section F hereof:

         DIRECT PRODUCTIVE
            PERSON HOURS               COMPOSITE RATE
          LEVEL OF EFFORT                 PER HOUR               TOTAL
          ---------------                 --------               -----

               4,465                     $167.9731              $750,000


     b. DPPH are defined as prime contractor, subcontractor, and consultant actual direct labor hours exclusive of vacation, holiday, sick leave, and other absences.


     c. In accordance with FAR 16.207-2, entitlement to payment is based on the effort expended and the determination by the Government that the effort, materials/equipment, and reports called for have been provided and are acceptable.

SECTION E  Inspection and Acceptance



CLAUSES INCORPORATED BY REFERENCE:


52.246-9       Inspection Of Research And Development (Short Form)    APR 1984
52.246-16      Responsibility For Supplies                            APR 1984

SECTION F  Deliveries or Performance


CLAUSES INCORPORATED BY REFERENCE:

52.242-15      Stop-Work Order                                        AUG 1989


CLAUSES INCORPORATED BY FULL TEXT

PERIOD OF PERFORMANCE: The contractor shall provide all level of effort, material/equipment, data, and reports required by CLINs 0001 and 0002 within twenty-four (24) months after the effective date of the contract.




DELIVERY OF DATA:
----------------

     a. All data shall be delivered F.O.B. destination as specified in Block 14 of the DD Form 1423. The contractor shall furnish the Contracting Officer one
(1) copy of the transmittal letters submitting data requirements to the Government Technical Office(s). The extent of the Government's right in data delivered under the contract shall be governed by Contract Clause titled, "RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE-SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM."

     b. Acceptance by the Government of all items delivered hereunder shall be at destination.

SECTION G  Contract Administration Data


CLAUSES INCORPORATED BY FULL TEXT


IMPLANT SCIENCES CAGE CODE:  0ATR5


ACCOUNTING AND APPROPRIATION DATA:
---------------------------------

ACRN:                   ANTI-AGAL
CUMULATIVE AMOUNT:      $95,000
ACCOUNTING:             9790400.2501 36-6011 P20080000000-2552 DR9A873800 S01021
CLASSIFICATION:         DR9A873800/9HHA05/H
ORDER NO.:              DR9A873800-01 BASIC AWARD $95,000 (CLIN 0001)


INVOICING AND VOUCHERING:
------------------------


     a. Public vouchers (SF 1034) or contractor equivalent shall be submitted to the Administrative Contracting Officer (ACO) set forth on the SF Form 26, Block 6, prior to payment by the Defense Finance and Accounting Service (DFAS) specified in Block 15. The ACO will approve and forward the approved voucher to the DFAS Paying Office.


     b. The paying office shall ensure that the voucher is disbursed of each ACRN as indicated.

     c. The contractor shall identify on each public voucher/invoice: (1) the contract number, (2) the accounting classification reference number (ACRN) assigned to the accounting classification which pertains to the charges billed, e.g., "ACRN: ANTI-AGAL," and (3) the Order Number/PRON; and (4) in the address block, the Tax Identification Number, a point of contact, and the telephone number (see Section J for sample).


     d.   Department of Defense requires that the Taxpayer Identification Number
(TIN) be placed on all certified payment vouchers, including non-profit organizations, when submitting payment to the disbursing office. The only exception is foreign vendors, which will have the word "foreign" in the TIN field. Invoices will be returned to the vendor without payment if a TIN is not provided.



     e. The contractor may submit public vouchers, not more frequently than monthly, based on the level of effort expended under this contract. The voucher/invoice shall be computed based on the composite rate per hour specified in Section B of this contract. The last or final voucher/invoice will not be paid until the Technical Monitor has accepted the final report.



     f. The Paying Office shall ensure that the voucher is disbursed for each ACRN as indicated on the voucher (or as specified herein).


     g. The contractor shall submit the following certificate of conformance for each invoice/voucher as certification of having performed the number of hours being billed.

                           CERTIFICATE OF CONFORMANCE

     I certify that on, (insert inclusive dates) ___________________ Implant Sciences Corporation furnished the supplies or services called for by contract No. DASG60-99-C-0059 and/or has performed the Direct Productive Person Hours
(DPPH) identified on this invoice/voucher in accordance with Section B of contract and all other applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

          Date of Execution:______________________

          Signature:______________________________

          Title:__________________________________


CONTRACT ADMINISTRATION: Administration of this contract will be performed by the cognizant office as shown in Block 6, Page 1, of SF 26. No changes, deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duly authorized representative authorizing such changes, deviations, or waivers.

IDENTIFICATION OF CORRESPONDENCE: All correspondence and data submitted by the contractor under this contract shall reference the contract number.

CONTRACTING ACTIVITY REPRESENTATIVES:
------------------------------------

                                        Contractual Matters      Technical Matters
NAME:                                   Cathy Hovater            Richard Rodgers
ORGANIZATION CODE:                      SMDC-CM-AK               SMDC-TC-AP
TELEPHONE NUMBERS:
     COMMERCIAL:                        256-955-3409             256-955-4825
     DEFENSE SWITCHED NETWORK (DSN):    645-3409                 645-4825
EMAIL:                                  hovaterc@smdc.army.mil   rodgersr@smdc.army.mil

INCREMENTAL FUNDING: This contract is incrementally funded in accordance with the clause DFARS 252.232-7007. The Government will not be obligated to reimburse the contractor in excess of the amount allotted to the contract. Additionally allotments of funds will become available only by modification to this contract. The anticipated funding schedule is at subparagraph (i) of the clause DFARS 252.232-7007 (set forth in full text in Section I of this contract).

     a.   Funds required for full contract performance      $750,000

     b.   Funds presently available for payment:            $95,000

     c.   Unfunded Balance:                                 $655,000

     d.   Funded period of performance:                     15 Aug 99




PAYMENTS BY ELECTRONIC FUND TRANSFER (EFT) PROCEDURES: Payments shall be made by EFT procedures in accordance with FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payments. The Contractor shall designate a financial institution for receipt of electronic funds transfer payments and shall submit this designation to the government payment office no later than 14 days before an invoice or contract financing request is submitted.

SECTION H  Special Contract Requirements



CLAUSES INCORPORATED BY FULL TEXT



CONTRACT SECURITY CLASSIFICATION:
--------------------------------

     a. This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.


     b. In accordance with restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC) (Sec 275), the International Traffic in Arms Regulation (ITAR), or DoD Directive 5230.25, Withholding of Unclassified Technical Data from Public Disclosure, no foreign nationals will be permitted to work on a contract without the express permission of the Contracting Officer.


     c. Should the government determine that the technology has developed to a point where the information warrants protection under Executive Order 12958, Classified National Security Information a DD Form 254 and an approved classification guide will be issued to the contractor and appropriate steps will be taken under the contract to protect the material.


METRIC AND PRODUCT ASSURANCE REQUIREMENTS: The contractor shall assure that all deliverables under this contract shall meet industry standards of quality and, where practical, metric measurements.

ENVIRONMENTAL:  The contractor agrees to the following:
-------------

     a. All activities performed under this contract shall be conducted in accordance with Federal, State and local environmental laws and regulations.

     b. Any facility to be used in the performance of this contract shall be in compliance with all Federal, State, and local environmental laws and regulations for its intended use.

SAFETY HAZARDS: The contractor shall identify, control, and document the hazards associated with this effort and the control methods necessary to eliminate or control the hazards. Significant items shall be addressed in status meetings and included in the final report.

KEY PERSONNEL: Key personnel (e.g., Principal Investigator, Principal Engineer, or equivalent) must be employed with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/her time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.

PUBLIC RELEASE OF INFORMATION:
-----------------------------

     a. In accordance with DFARS 252.204-7000, Disclosure of Information, the U.S. Army Space and Missile Defense Command Public Affairs Officer (SMDC-PA) is responsible for processing clearance of contractor-originated material for public release. This includes forwarding the material to appropriate Department of the Army agencies for actual clearance.

     b.   All material to be cleared shall be sent to:

          U.S. Army Space and Missile Defense Command
          ATTN:  SMDC-PA
          P.O. Box 1500
          Huntsville, AL  35807-3801


SPECIAL FUNDING PROVISION BEYOND $450,000:
-----------------------------------------

     a. With regard to the planned incremental funding schedule set forth in DFARs 252.232-7007, Section I of the contract, the Government will NOT fund this contract beyond $450,000 until the contractor provides a commitment that will match Government funding on a 1:1 ratio (Government to contractor) for the next $300,000.

     b. The private sector funding and the support/effort that it provides shall be external to the contract, however, the contractor must submit compelling evidence that such private sector funding has been provided.

     c. This clause does not waive, relax or alter the provisions of DFARs 252.232-7007.


PROPOSAL PAGES WITH PROPRIETARY MARKINGS: Pages 24 through 38 of the contractor's SBIR Phase I proposal are incorporated by reference only. With regard to the restriction set forth in the proprietary legend at the bottom of page 1 of contractor's proposal, the contractor agrees that the Government may duplicate, use and/or disclose the proprietary pages of his proposal within the Government, to the extent necessary to implement and administer this contract. Such proprietary pages shall retain the proprietary markings placed thereon by the contractor. This special provision does not address or affect the respective rights of the parties in technical data/software delivered to the Government under this contract.


YEAR 2000 COMPLIANCE:
--------------------

The Contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 complaint as defined in FAR Part 39.

SECTION I  Contract Clauses


CLAUSES INCORPORATED BY REFERENCE:
52.202-1            Definitions                                                           OCT 1995
52.203-3            Gratuities                                                            APR 1984
52.203-5            Covenant Against Contingent Fees                                      APR 1984
52.203-6            Restrictions On Subcontractor Sales To The Government                 JUL 1995
52.203-7            Anti-Kickback Procedures                                              JUL 1995
52.203-8            Cancellation, Rescission, and Recovery of Funds for Illegal or        JAN 1997
                    Improper Activity
52.203-10           Price Or Fee Adjustment For Illegal Or Improper Activity              JAN 1997
52.203-12           Limitation On Payments To Influence Certain Federal Transactions      JUN 1997
52.204-4            Printing/Copying Double-Sided on Recycled Paper                       JUN 1996
52.209-6            Protecting the Government's Interest When Subcontracting With         JUL 1995
                    Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15           Defense Priority And Allocation Requirements                          SEP 1990
52.215-2            Audit and Records--Negotiation                                        AUG 1996
52.215-8            Order of Precedence--Uniform Contract Format                          OCT 1997
52.215-10           Price Reduction for Defective Cost or Pricing Data                    OCT 1997
52.215-12           Subcontractor Cost or Pricing Data                                    OCT 1997
52.215-15           Termination of Defined Benefit Pension Plans                          DEC 1998
52.215-17           Waiver of Facilities Capital Cost of Money                            OCT 1997
52.215-18           Reversion or Adjustment of Plans for Postretirement Benefits          OCT 1997
                    (PRB) Other than Pensions
52.215-19           Notification of Ownership Changes                                     OCT 1997
52.219-6            Notice of Total Small Business Set-Aside                              JUL 1996
52.219-8            Utilization of Small Business Concerns                                JAN 1999
52.219-14           Limitations on Subcontracting                                         DEC 1996
52.222-26           Equal Opportunity (Deviation)                                         APR 1998
(Dev)
52.222-35           Affirmative Action for Disabled Veterans and Veterans of the          APR 1998
                    Vietnam Era
55.222.36           Affirmative Action for Workers With Disabilities                      JUN 1998
55.222.37           Employment Reports on Disabled Veterans and Veterans of               JAN 1999
                    The Vietnam Era
52.223-2            Clean Air and Water                                                   APR 1984
52.223-6            Drug Free Workplace                                                   JAN 1997
52.225-11           Restrictions On Certain Foreign Purchases                             AUG 1998
52.227-1 Alt I      Authorization And Consent (Jul 1995) - Alternate I                    APR 1984
52.227-2            Notice and Assistance Regarding Patent And Copyright                  AUG 1996
                    Infringement
52.227-11           Patent Rights--Retention By The Contractor (Short Form)               JUN 1997
52.229-6            Taxes--Foreign Fixed-Price Contracts                                  JAN 1991
52.232-2            Payments Under Fixed-Price Research And Development Contracts         APR 1984

52.232-9            Limitation On Withholding Of Payments                                 APR 1984
52.232-17           Interest                                                              JUN 1996
52.232-25           Prompt Payment                                                        JUN 1997
52.233-1            Disputes                                                              DEC 1998
52.233-3            Protest After Award                                                   AUG 1996
52.242-13           Bankruptcy                                                            JUL 1995
52.242-17           Government Delay Of Work                                              APR 1984
52.243-1 Alt I      Changes--Fixed Price (Aug 1987) - Alternate I                         APR 1984
52.244-5            Competition In Subcontracting                                         DEC 1996
52.244-6            Subcontracts for Commercial Items and Commercial Components           OCT 1998
52.245-4            Government-Furnished Property (Short Form)                            APR 1984
52.246-7            Inspection Of Research And Development Fixed Price                    AUG 1996
52.246-25           Limitation of Liability--Services                                     FEB 1997
52.249-2            Termination For Convenience Of The Government (Fixed-Price)           SEP 1996
52.249-9            Default (Fixed-Priced Research And Development)                       APR 1984
52.253-1            Computer Generated Forms                                              JAN 1991
252.203-7001        Prohibition On Persons Convicted of Fraud or Other Defense-           MAR 1999
                    Contract-Related Felonies
252.204-7000        Disclosure of Information                                             DEC 1991
252.204-7003        Control of Government Personnel Work Product                          APR 1992
252.205-7000        Provisions Of Information To Cooperative Agreement Holders            DEC 1991
252.209-7000        Acquisition From Subcontractors Subject To On-Site Inspection         NOV 1995
                    Under The Intermediate Range Nuclear Forces (INF) Treaty
252.209-7004        Subcontracting With Firms That Are Owned or Controlled By The         MAR 1998
                    Government of a Terrorist Country
252.215-7000        Pricing Adjustments                                                   DEC 1991
252.225-7012        Preference For Certain Domestic Commodities                           JAN 1999
252.225-7026        Reporting Of Contract Performance Outside The United States           MAR 1998
252.225-7031        Secondary Arab Boycott of Israel                                      JUN 1992
252.227-7016        Rights in Bid or Proposal Information                                 JUN 1995
252.227-7017        Identification and Assertion of Use, Release, or Disclosure           JUN 1995
                    Restrictions
252.227-7018        Rights in Noncommercial Technical Data and Computer Software--        JUN 1995
                    Small Business Innovation Research (SBIR) Program
252.227-7019        Validation of Asserted Restrictions--Computer Software                JUN 1995
252.227-7030        Technical Data--Withholding Of Payment                                OCT 1988
252.227-7034        Patents--Subcontracts                                                 APR 1984
252.227-7037        Validation of Restrictive Markings on Technical Data                  NOV 1995
252.227-7039        Patents--Reporting Of Subject Inventions                              APR 1990
252.235-7011        Final Scientific or Technical Report                                  MAY 1995
252.242-7000        Postaward Conference                                                  DEC 1991
252.247-7023        Transportation of Supplies by Sea                                     NOV 1995
252.247-7024        Notification Of Transportation Of Supplies By Sea                     NOV 1995


CLAUSES INCORPORATED BY FULL TEXT

52.252-2       CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by references, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

Http://acqnet.sarda.army.mil/library
------------------------------------


252.227-7036   DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)

All technical data delivered under this contract shall be accompanied by the following written declaration:

The Contractor, __________________, hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. ____________ is complete, accurate, and complies with all requirements of the contract.

Date_______________________________

252.232-7007   LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 through 0002 are incrementally funded. For these item(s), the sum of $95,000 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least NINETY days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT."

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.


(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.


(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract .............  $95,000
          FY00                          $375,000
          FY01                          $280,000

(End of clause)




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




SECTION J  List of Documents, Exhibits and Other Attachments


CLAUSES INCORPORATED BY FULL TEXT


          PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
          -------------------------------------------------------------

                         SECTION J - LIST OF ATTACHMENTS
                         -------------------------------

                  TITLE                                            DATE              # OF PAGES
-----------------------------------------                          ----              ----------
Small Business Innovation Research Program Proposal              5 Jan 99                 69
     titled "Single-Mode Gallium Nitride Laser Diodes,"
     pages 24 through 38, incorporated herein by reference.

Contract Data Requirements List (DD Form                         27 Apr 99                 7
     1423) Exhibit A with Distribution List.
     The following applicable Data Item
     Descriptions (DIDs) are available on
     The USASMDC web site at HTTP://WWW.SMDC.
     ARMY.MIL:  DI-MISC-80048, DI-MISC-80406,
     DI-MISC-80407, and DI-MGMT-80368.  Click
     on BUSINESS OPPORTUNITIES; click on
     SOLICITATIONS; click on SMALL BUSINESS
     INNOVATIVE RESEARCH (SBIR).


Contractor's Representations and Certifications are                   NA
     incorporated herein by reference.

Public Voucher for Purchases and Services                                                  1
     Other than Personal/Standard Form 1034 (sample)





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